UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       November 30, 2006
                                                 -------------------------------


                          CATALYST SEMICONDUCTOR, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-21488                77-0083129
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 (State or other jurisdiction    (Commission File          (IRS Employer
       of incorporation)              Number)            Identification No.)



     2975 Stender Way, Santa Clara, California                  95054
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      (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code    (408) 542-1000
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On November 30, 2006, Catalyst Semiconductor, Inc. issued a press release announcing its financial results for its second fiscal quarter ended October 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be specifically set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits

     Exhibit                                 Description
     -------                                 -----------

      99.1         Press Release of Catalyst Semiconductor, Inc. dated November
                   30, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2006

                                       CATALYST SEMICONDUCTOR, INC.


                                       By: /s/ Gelu Voicu
                                           -------------------------------------
                                           Gelu Voicu
                                           President and Chief Executive Officer


                                       By: /s/ Thomas E. Gay III
                                           -------------------------------------
                                           Thomas E. Gay III
                                           Vice President, Finance and
                                           Administration and Chief Financial
                                           Officer

                          CATALYST SEMICONDUCTOR, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

     Exhibit                                 Description
     -------                                 -----------

      99.1         Press Release of Catalyst Semiconductor, Inc. dated November
                   30, 2006.